Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter M. Hecht, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of Cyclerion Therapeutics, Inc. for the period ended September 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Cyclerion Therapeutics, Inc.

Date: November 9, 2021	By:	/s/ Peter M. Hecht
	Name:	Peter M. Hecht
	Title:	Chief Executive Officer and Interim Chief Financial Officer (Principal Executive Officer)